EXHIBIT 4.19




                                  HSBC USA INC.
                                     Issuer

                                       TO


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee




                                FORM OF INDENTURE

                                 Dated as of [ ]


                            -------------------------


                          SUBORDINATED DEBT SECURITIES

           Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of [ ]

                  Trust Indenture Act Section                 Indenture Section
                  ---------------------------                 -----------------
ss.310 (a)(1)...............................................  609
       (a)(2)...............................................  609
       (a)(3)...............................................  Not Applicable
       (a)(4)...............................................  Not Applicable
       (a)(5)...............................................  609
       (b)..................................................  608
       .....................................................  610
       (c)..................................................  Not Applicable
ss.311 (a)..................................................  613
       (b)..................................................  613
       (c)..................................................  Not Applicable

ss.312 (a)..................................................  701
                                                              702(a)
       (b)..................................................  702(b)
       (c)..................................................  702(c)
ss.313 (a)..................................................  703
       (b)..................................................  703
       (c)..................................................  703
       (d)..................................................  703
ss.314 (a)..................................................  704
       (b)..................................................  Not Applicable
       (c)(1)...............................................  102
       (c)(2)...............................................  102
       (c)(3)...............................................  Not Applicable
       (d)..................................................  Not Applicable
       (e)..................................................  102
ss.315 (a)..................................................  601(a)
                                                              601(c)
       (b)..................................................  602
                                                              703
       (c)..................................................  601(b)
       (d)..................................................  601(c)
       (d)(1)...............................................  601(a)
       (d)(2)...............................................  601(c)(2)
       (d)(3)...............................................  601(c)(3)
       (e)..................................................  514
ss.316 (a)..................................................  101
       (a)(1)(A)............................................  502
                                                              512
       (a)(1)(B)............................................  513
       (a)(2)...............................................  Not Applicable
       (b)..................................................  508
       (c)..................................................  508
ss.317 (a)(1)...............................................  503
       (a)(2)...............................................  504
       (b)..................................................  1203
ss.318 (a)..................................................  106
---------------
Note: This reconciliation and tie shall not for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

PARTIES......................................................................7
RECITALS.....................................................................7

                                    ARTICLE I


             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101. DEFINITIONS.....................................................7
   Act.......................................................................8
   Affiliate.................................................................8
   Authenticating Agent......................................................8
   Bank......................................................................8
   Board of Directors........................................................8
   Board Resolution..........................................................8
   Business Day..............................................................8
   Code......................................................................8
   Commission................................................................8
   Company...................................................................8
   Company Request and Company Order.........................................8
   Corporate Trust Office....................................................9
   corporation...............................................................9
   Debt Securities...........................................................9
   Default...................................................................9
   Defaulted Interest........................................................9
   Deferred Interest Payment Date............................................9
   Deferred Stated Maturity..................................................9
   Depositary................................................................9
   Discharged................................................................9
   Discount Security.........................................................9
   Dollar or $...............................................................9
   Event of Default..........................................................9
   Federal Reserve Board.....................................................9
   Financial Services Authority.............................................10
   Floating Rate Security...................................................10
   Global Security..........................................................10
   Holder...................................................................10
   Indebtedness for Money Borrowed..........................................10
   Indebtedness Ranking Junior to the Debt Securities.......................10
   Indebtedness Ranking on a Parity with the Debt Securities................11
   Indenture................................................................11
   Indexed Security.........................................................11
   Interest.................................................................11
   Interest Payment Date....................................................11
   Maturity.................................................................12
   Officers' Certificate....................................................12
   Opinion of Counsel.......................................................12
   Outstanding..............................................................12
   Parent Company...........................................................13
   Paying Agent.............................................................13
   Person...................................................................13
   Place of Payment.........................................................13
   Predecessor Security.....................................................13
   Redemption Date..........................................................13
   Redemption Price.........................................................13
   Registered Holder........................................................14
   Registered Security......................................................14
   Regular Record Date......................................................14
   Repayment Date...........................................................14
   Responsible Officer......................................................14
   Security Register and Security Registrar.................................14
   Senior Indebtedness......................................................14
   Special Record Date......................................................14
   Stated Maturity..........................................................14
   Subsidiary; voting stock.................................................14
   Trust Indenture Act or TIA...............................................15
   Trustee..................................................................15
   U.S. Government Obligations..............................................15
   United States............................................................15
SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS...........................15
            -
SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.........................15
SECTION 104. NOTICES, ETC. TO TRUSTEE AND COMPANY...........................16
SECTION 105. NOTICE TO HOLDERS; WAIVER......................................16
SECTION 106. CONFLICT WITH TRUST INDENTURE ACT..............................17
SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS.......................17
SECTION 108. SUCCESSORS AND ASSIGNS.........................................17
SECTION 109. SEPARABILITY CLAUSE............................................17
SECTION 110. BENEFITS OF INDENTURE..........................................17
SECTION 111. GOVERNING LAW..................................................17
SECTION 112. LEGAL HOLIDAYS.................................................17
SECTION 113. NO SECURITY INTEREST CREATED...................................18
SECTION 114. LIMITATION OF INDIVIDUAL LIABILITY.............................18

                                   ARTICLE II


                               DEBT SECURITY FORMS

SECTION 201. FORMS GENERALLY................................................18
SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION................19
SECTION 203. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION
             BY AN AUTHENTICATING AGENT.....................................19
SECTION 204. SECURITIES ISSUABLE IN GLOBAL FORM.............................19

                                   ARTICLE III


                               THE DEBT SECURITIES

SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES...........................20
SECTION 302. DENOMINATIONS..................................................22
SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.................22
SECTION 304. TEMPORARY DEBT SECURITIES......................................25
SECTION 305. REGISTRATION, TRANSFER AND EXCHANGE............................25
SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES..........28
SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.................29
SECTION 308. CANCELLATION...................................................30
SECTION 309. COMPUTATION OF INTEREST........................................30
SECTION 310.  CUSIP NUMBERS.................................................30
SECTION 311.  PERSONS DEEMED OWNERS.........................................30

                                   ARTICLE IV


                           SATISFACTION AND DISCHARGE

SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE........................31
SECTION 402. APPLICATION OF TRUST MONEY.....................................32
SECTION 403. INDEMNITY......................................................32
SECTION 404. SUBORDINATION PROVISIONS INAPPLICABLE..........................32

                                    ARTICLE V


                                    REMEDIES

SECTION 501. EVENTS OF DEFAULT..............................................33
SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.............33
SECTION 503. DEFAULTS; COLLECTION OF INDEBTEDNESS AND
             SUITS FOR ENFORCEMENT BY TRUSTEE...............................34
SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM...............................36
SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT
             POSSESSION OF DEBT SECURITIES..................................36
SECTION 506. APPLICATION OF MONEY COLLECTED.................................37
SECTION 507. LIMITATION ON SUITS............................................37
SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE
             PRINCIPAL, PREMIUM AND INTEREST................................38
SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.............................38
SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.................................38
SECTION 511. DELAYS OR OMISSION NOT WAIVER..................................38
SECTION 512. CONTROL BY HOLDERS.............................................38
SECTION 513. WAIVER OF PAST DEFAULTS........................................39
SECTION 514. UNDERTAKING FOR COSTS..........................................39
SECTION 515. WAIVER OF STAY OR EXTENSION LAWS...............................39

                                   ARTICLE VI


                                   THE TRUSTEE

SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES............................40
SECTION 602. NOTICE OF DEFAULTS.............................................41
SECTION 603. CERTAIN RIGHTS OF TRUSTEE......................................41
SECTION 604. NOT RESPONSIBLE FOR RECITALS OR
             ISSUANCE OF DEBT SECURITIES....................................42
SECTION 605. MAY HOLD DEBT SECURITIES.......................................42
SECTION 606. MONEY HELD IN TRUST............................................42
SECTION 607. COMPENSATION AND REIMBURSEMENT.................................43
SECTION 608. DISQUALIFICATION, CONFLICTING INTERESTS........................43
SECTION 609. CORPORATE TRUSTEE REQUIRED, ELIGIBILITY........................44
SECTION 610. RESIGNATION AND REMOVAL, APPOINTMENT OF SUCCESSOR..............44
SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.........................46
SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS....47
SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY..............47
SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT............................47

                                   ARTICLE VII


                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES
             AND ADDRESSES OF HOLDERS.......................................49
SECTION 702. PRESERVATION OF INFORMATION;
             COMMUNICATION TO HOLDERS.......................................49
SECTION 703. REPORTS BY TRUSTEE.............................................50
SECTION 704. REPORTS BY COMPANY.............................................50

                                  ARTICLE VIII


                             CONCERNING THE HOLDERS

SECTION 801. ACTS OF HOLDERS................................................51
SECTION 802. PROOF OF OWNERSHIP; PROOF OF
             EXECUTION OF INSTRUMENTS BY HOLDERS............................52
SECTION 803. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND...................52

                                   ARTICLE IX


                                HOLDERS' MEETINGS

SECTION 901. PURPOSES OF MEETINGS...........................................53
SECTION 902. CALL OF MEETINGS BY TRUSTEE....................................53
SECTION 903. CALL OF MEETINGS BY COMPANY OR HOLDERS.........................53
SECTION 904. QUALIFICATIONS FOR VOTING......................................54
SECTION 905. REGULATIONS....................................................54
SECTION 906. VOTING.........................................................54
SECTION 907. NO DELAY OF RIGHTS BY MEETING..................................55

                                    ARTICLE X


              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 1001. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS..........55
SECTION 1002. SUCCESSOR CORPORATION SUBSTITUTED.............................55
SECTION 1003. OPINION OF COUNSEL............................................56

                                   ARTICLE XI


                             SUPPLEMENTAL INDENTURES

SECTION 1101. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS............56
SECTION 1102. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS...............57
SECTION 1103. EXECUTION OF SUPPLEMENTAL INDENTURES..........................58
SECTION 1104. EFFECT OF SUPPLEMENTAL INDENTURES.............................58
SECTION 1105. CONFORMITY WITH TRUST INDENTURE ACT...........................58
SECTION 1106. REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.......59
SECTION 1107.  SUBORDINATION UNIMPAIRED.....................................59
SECTION 1108. NOTICE OF SUPPLEMENTAL INDENTURE..............................59

                                   ARTICLE XII


                                    COVENANTS

SECTION 1201. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST....................59
SECTION 1202. MAINTENANCE OF OFFICE OR AGENCY...............................59
SECTION 1203. MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST.......60
SECTION 1204. OFFICERS' CERTIFICATE AS TO DEFAULT...........................61
SECTION 1205. WAIVER OF CERTAIN COVENANTS...................................61

                                  ARTICLE XIII


                          REDEMPTION OF DEBT SECURITIES

SECTION 1301. APPLICABILITY OF ARTICLE......................................61
SECTION 1302.  ELECTION TO REDEEM; NOTICE TO TRUSTEE........................61
SECTION 1303. SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED........62
SECTION 1304. NOTICE OF REDEMPTION..........................................62
SECTION 1305. DEPOSIT OF REDEMPTION PRICE...................................63
SECTION 1306. DEBT SECURITIES PAYABLE ON REDEMPTION DATE....................63
SECTION 1307. DEBT SECURITIES REDEEMED IN PART..............................63

                                   ARTICLE XIV


                                   DEFEASANCE

SECTION 1401. APPLICABILITY OF ARTICLE......................................64
SECTION 1402. DEFEASANCE UPON DEPOSIT OF MONEYS
              OR U.S. GOVERNMENT OBLIGATIONS................................64
SECTION 1403. DEPOSITED MONEYS AND U.S. GOVERNMENT
              OBLIGATIONS TO BE HELD IN TRUST...............................66
SECTION 1404. REPAYMENT TO COMPANY..........................................66
SECTION 1405. SUBORDINATION PROVISIONS INAPPLICABLE.........................66

                                   ARTICLE XV


                        SUBORDINATION OF DEBT SECURITIES

SECTION 1501.  AGREEMENT TO SUBORDINATE.....................................66
SECTION 1502.  OBLIGATION OF THE COMPANY UNCONDITIONAL AND
               PAYMENT PERMITTED IF NO DEFAULT..............................68
SECTION 1503.  LIMITATIONS ON DUTIES TO HOLDERS OF SENIOR INDEBTEDNESS......69
SECTION 1504.  NOTICE TO TRUSTEE OF FACTS PROHIBITING PAYMENTS..............69
SECTION 1505.  APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT...........69
SECTION 1506.  SUBROGATION..................................................69
SECTION 1507.  SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS
               OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR
               INDEBTEDNESS.................................................70
SECTION 1508.  AUTHORIZATION OF TRUSTEE TO EFFECTUATE
               SUBORDINATION OF DEBT SECURITIES.............................70
SECTION 1509.  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.................70
SECTION 1510.  ARTICLE XV NOT TO PREVENT DEFAULTS (INCLUDING
               EVENTS OF DEFAULT)...........................................70
SECTION 1511.  ARTICLE APPLICABLE TO PAYING AGENTS..........................71
TESTIMONIUM.................................................................72
SIGNATURES AND SEALS........................................................72
ACKNOWLEDGMENTS.............................................................73
EXHIBIT A..................................................................A-1

INDENTURE (this "Indenture") dated as of [ ], between HSBC USA INC., a Maryland corporation (the "Company"), having its principal office at 452 Fifth Avenue, New York, New York 10018, and Wells Fargo Bank Minnesota, National Association, a national banking association, as Trustee hereunder (the "Trustee"), having its Corporate Trust Office (as defined below) at 213 Court Street, Suite 703, Middletown, Connecticut 06457.

                             RECITALS OF THE COMPANY

          The Company deems it necessary to issue from time to time for its lawful purposes subordinated debt securities (the "Debt Securities") evidencing its indebtedness, and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Debt Securities, unlimited as to aggregate principal amount, to bear interest at the rates or formulas, to mature at such times and to have such other provisions as shall be fixed therefor and hereinafter provided.

          This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable be governed by such provisions.

          All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of the Debt Securities of any series, as follows:

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

          SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

          (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          Certain terms, used principally in Article III or Article VI, are defined in those respective Articles.

          "Act" when used with respect to any Holder has the meaning specified in Section 801.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" has the meaning specified in Section 614.

          "Bank" means HSBC Bank USA and any successor or successors thereto.

          "Board of Directors" means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" when used with respect to any Place of Payment specified pursuant to Section 301 means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Payment are authorized or obligated by law to close, except as otherwise specified pursuant to Section 301.

          "Code" means the Internal Revenue Code of 1986 as in effect on the date hereof.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 213 Court Street, Suite 703, Middletown, Connecticut 06457.

          The term "corporation" includes corporations, associations, companies and business trusts.

          "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

          "Default" has the meaning specified in Section 503.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Deferred Interest Payment Date" has the meaning specified within the definition of "Interest Payment Date" in this Section 101.

          "Deferred Stated Maturity" has the meaning specified in Section
503(3).

          "Depositary" means, with respect to the Debt Securities of any series issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

          "Discharged" has the meaning specified in Section 1402.

          "Discount Security" means any Debt Security that is issued with original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder and any other Debt Security designated by the Company as issued with original issue discount for United States federal income tax purposes.

          "Dollar" or "$" means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

          "Event of Default" has the meaning specified in Section 501.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve of the United States.

          "Financial Services Authority" means the Financial Services Authority of the United Kingdom.

          "Floating Rate Security" means a Debt Security that provides for the payment of interest at a variable rate determined periodically by reference to an interest determination method specified pursuant to Section 301.

          "Global Security" means a Registered Security evidencing all or part of a series of Debt Securities issued to the Depositary for such series in accordance with Section 303 and bearing the legend prescribed in Section 303(c).

          "Holder" means, with respect to a Registered Security, the Registered Holder.

          "Indebtedness for Money Borrowed" means, when used with respect to the Company or the Bank, (a) any obligation of, or any obligation guaranteed by, the Company or the Bank, as the case may be, for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (b) similar obligations arising from off-balance sheet guarantees and direct credit substitutes, (c) obligations associated with derivative products such as interest rate and foreign exchange rate contracts, commodity contracts and similar arrangements and (d) any deferred obligations for the payment of the purchase price of property or assets.

          "Indebtedness Ranking Junior to the Debt Securities" means any (i) Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks junior to and not equally with or prior to the Debt Securities (and any other Indebtedness Ranking on a Parity with the Debt Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 1501, and
(ii)the 7.85% Junior Subordinated Debentures due October 15, 2032 issued under an indenture dated October 29, 2002 between the Company and Wells Fargo, as trustee, in connection with the issuance of the 7.85% Capital Securities issued by HSBC USA Capital Trust VII and guaranteed by the Company; the 7.808% Junior Subordinated Debentures due December 15, 2026 issued under an indenture dated December 15, 1996 between the Company and Deutsche Bank (as successor to Bankers Trust), as trustee, in connection with the issuance of the 7.808% Capital Securities issued by HSBC Americas Capital Trust I (renamed HSBC USA Capital Trust I) and guaranteed by the Company; the 8.38% Junior Subordinated Debentures due May 15, 2027 issued under an indenture dated May 15, 1997 between the Company and Deutsche Bank (as successor to Bankers Trust), as trustee, in connection with the issuance of the 8.38% Capital Securities issued by HSBC Americas Capital Trust II (renamed HSBC USA Capital Trust II) and guaranteed by the Company; the 7.75% Junior Subordinated Debentures due 2026 issued under an indenture dated November 27, 1996 between the Company and Deutsche Bank (as successor to Bankers Trust), as trustee, in connection with the issuance of the 7.75% Capital Securities issued by Republic New York Capital I (renamed HSBC USA Capital Trust III) and guaranteed by the Company; and the 7.53% Junior Subordinated Debentures due 2026 issued under an indenture dated November 27, 1996 between the Company and Deutsche Bank (as successor to Bankers Trust), as trustee, in connection with the issuance of the 7.53% Capital Securities issued by Republic New York Capital II (renamed HSBC USA Capital Trust IV) and guaranteed by the Company.

          "Indebtedness Ranking on a Parity with the Debt Securities" means (i) Indebtedness for Money Borrowed of the Company, whether outstanding on the date of execution of the Indenture or thereafter created, assumed or incurred, which specifically by its terms ranks equally with and not prior to the Debt Securities in the right of payment upon the happening of any event of the kind specified in the first sentence of the second paragraph of Section 1501, and
(ii) the Company's Floating Rate Subordinated Notes due December 2009 issued under an indenture dated December 15, 1984 between the Company and JP Morgan Chase (formerly known as The Chase Manhattan Bank) as trustee; the Company's 7.00% Subordinated Notes due November 1, 2006 issued under an indenture dated as of October 24, 1996, as amended by the First Supplemental Indenture dated December 12, 1996, the Second Supplemental Indenture dated March 1, 1999 and the Third Supplemental Indenture dated February 25, 2000 between the Company and Deutsche Bank (as successor to Bankers Trust), as indenture trustee, and (iii) the Company's 6 5/8 Subordinated Notes due March 1, 2009 issued under the Second Supplemental Indenture dated March 1, 1999 between the Company and Deutsche Bank (as successor to Bankers Trust) and (iv) through the Company's purchase of Republic New York, the 5 7/8% Subordinated Notes due 2008, 7 3/4% Subordinated Notes due 2009, 9.70% Subordinated Notes due 2009, 7.00% Subordinated Notes due 2011 and 9 1/2% Subordinated Notes due 2014, 9 1/8% - 9.30% Subordinated Notes due 2021, 7.20% Subordinated Debentures due 2097 and the Company's 2.125% Perpetual Capital Notes (all of which notes and debentures shall rank on a parity with the Debt Securities). For the purposes of the indentures listed in this Section, the Debt Securities shall not constitute Senior Indebtedness as defined therein.

          The securing of any Indebtedness for Money Borrowed of the Company otherwise constituting Indebtedness Ranking on a Parity with the Debt Securities or Indebtedness Ranking Junior to the Debt Securities, as the case may be, shall not be deemed to prevent such Indebtedness for Money Borrowed from constituting Indebtedness Ranking on a Parity with the Debt Securities or Indebtedness Ranking Junior to the Debt Securities.

          "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to Section 301.

          "Indexed Security" means a Debt Security the terms of which provided that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

          The term "interest" when used with respect to a Discount Security which by its terms bears interest only after Maturity means interest payable after Maturity.

          "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security; provided, however, that, unless otherwise provided as contemplated by Section 301 with respect to the Debt Securities of any series, if the Company does not pay any installment of interest on the applicable Interest Payment Date, the obligation to make such payment and such Interest Payment Date shall be deferred until the date, if any, upon which the Parent Company pays a dividend on any class of its share capital (the date on which such dividend is paid, the "Deferred Interest Payment Date"), it being understood for the avoidance of doubt that any such deferral shall take place only once with respect to any payment of interest and such interest payment shall be due and payable on the Deferred Interest Payment Date.

          "Maturity" when used with respect to any Debt Security means the date on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise; provided, however, that, unless otherwise provided as contemplated by Section 301 with respect to the Debt Securities of any series, if the Company does not pay all or any part of the principal at the Stated Maturity with respect to such principal, the obligation to make such payment and the Stated Maturity with respect to such principal shall be deferred until the first Business Day after the date that falls six months after the original Stated Maturity with respect to such principal (it being understood for the avoidance of doubt that any such deferral shall take place only once with respect to any payment of principal).

          "Officers' Certificate" means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company and who shall be satisfactory to the Trustee, that is delivered to the Trustee.

          "Outstanding" when used with respect to Debt Securities means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Debt Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities or from its obligations with respect to which the Company shall have been Discharged; provided, however, that if such Debt Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

        (iii) Debt Securities that have been paid pursuant to Section 306 or in exchange for which, or in lieu of which, other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities that the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, (i) the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 and (ii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Indexed Security pursuant to Section 301.

          "Parent Company" means HSBC Holdings plc, or any successor corporation thereto.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 301.

          "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security, and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

          "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 301, shall be an Interest Payment Date only.

          "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 and, in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

          "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

          "Registered Security" means any Debt Security registered as to principal, premium, if any, and interest in the Security Register.

          "Regular Record Date" for the interest payable on the Registered Securities of any series on any Interest Payment Date means the date specified for that purpose pursuant to Section 301 for such Interest Payment Date.

          "Repayment Date" means, when used with respect to any Debt Security to be repaid at the option of the Holder, the date fixed for such repayment by or pursuant to this Indenture.

          "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust and Agency Group (or any successor group of the Trustee), including any vice president, assistant vice president, assistant secretary, or other trust officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305(a).

          "Senior Indebtedness" means all Indebtedness for Money Borrowed of the Company, whether outstanding on the date or execution of the Indenture or thereafter created, assumed or incurred, except Indebtedness Ranking on a Parity with the Debt Securities or Indebtedness Ranking Junior to the Debt Securities and any deferrals, renewals or extensions of such Senior Indebtedness.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

          "Subsidiary" means a corporation, limited liability company, partnership or other entity, at least a majority of the outstanding voting stock, membership interests or partnership interests, as the case may be, of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only for so long as no senior class of stock has such voting power by reason of any contingency.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 1105.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

          "U.S. Government Obligations" has the meaning specified in Section
1402.

          "United States" means the United States of America (including the States and the District of Columbia), its territories and its possessions.

          SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or representations or Opinion of Counsel with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or representation or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104. Notices, etc. to Trustee and Company. Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, 213 Court Street, Suite 703, Middletown, Connecticut 06457 ((fax) 860-704-6219); or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

          Any such Act or other document shall be in the English language.

          SECTION 105. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event by the Company or the Trustee, such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed; provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 301, shall be sufficiently given if given in the manner specified pursuant to Section
301. In any case where notice to Registered Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Registered Holder shall affect the sufficiency of such notice with respect to other Registered Holders, and any notice that is mailed in the manner herein provided shall be conclusively deemed to have been received by such Registered Holder, whether or not such Registered Holder actually receives such notice.

          In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Registered Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver.

          SECTION 106. Conflict with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or another provision (an "incorporated version") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

          SECTION 107. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108. Successors and Assigns. All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

          SECTION 109. Separability Clause. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110. Benefits of Indenture. Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent and their respective successors hereunder, the Holders and the holders of Senior indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111. Governing Law. This Indenture and the Debt Securities shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

          SECTION 112. Legal Holidays. Unless otherwise specified pursuant to
Section 301, in any case where any Interest Payment Date, Redemption Date or Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such Interest Payment Date, Redemption Date or Maturity, and no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date or Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

          SECTION 113. No Security Interest Created. Nothing in this Indenture or in the Debt Securities, express or implied, shall be construed to constitute a security interest in favor of the Registered Holders under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

          SECTION 114. Limitation of Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Debt Security because of any indebtedness evidenced thereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Debt Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debt Security.

                                   ARTICLE II

                               DEBT SECURITY FORMS

          SECTION 201. Forms Generally. The Debt Securities of each series shall be substantially in the form of Exhibit A hereto and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed or of any automated quotation system on which any such series may be quoted, or to conform to usage, all as determined by the officers executing such Debt Securities as conclusively evidenced by their execution of such Debt Securities.

          The definitive Debt Securities, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which such series of Debt Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

          SECTION 202. Form of Trustee's Certificate of Authentication. The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities of the series designated therein issued under the within-mentioned Indenture.

                                                WELLS FARGO BANK MINNESOTA,
                                                NATIONAL ASSOCIATION,
                                                  as Trustee

                                                    By.....................
                                                    Authorized Signatory
                                                    --------------------

          SECTION 203. Form of Trustee's Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Debt Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by Debt Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities of the series designated therein issued under the within-mentioned Indenture.

                                                [NAME OF AUTHENTICATING AGENT]


                                                    By....................
                                                    Authorized Signatory

          SECTION 204. Securities Issuable in Global Form. If Debt Securities of or within a series are issuable in global form, as specified as contemplated by
Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Debt Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Debt Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

          The provisions of the last sentence of Section 303 shall apply to any Debt Security represented by a Debt Security in global form if such Debt Security was never issued and sold by the Company and the Company delivers to the Trustee the Debt Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Debt Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

          Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of any premium and interest on any Debt Security in permanent global form shall be made to the Person or Persons specified therein.

          Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security in registered form, the Holder of such permanent global Security in registered form.

                                   ARTICLE III

                               THE DEBT SECURITIES

          SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and, subject to
Section 303, set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series any or all of the following, as applicable:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

          (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Section 304, 305, 306, 1106 or 1307);

          (3) the dates on which or periods during which the Debt Securities of the series may be issued, and the dates on, or the range of dates within, which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable;

          (4) the rate or rates or the method of determination thereof at which the Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, and, in the case of Registered Securities, the Regular Record Dates for the interest payable on such Interest Payment Dates;

          (5) the date or dates on which such interest, if any, on the Debt Securities of the series will be payable and the Regular Record Date, if any, for such Interest Payment Dates or the method by which such date or dates will be determined;

          (6) the places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where (i) the principal of and premium, if any, and any interest on the Debt Securities of the series will be payable,
     (ii) Debt Securities of the series may be surrendered for registration of transfer, (iii) Debt Securities of the series may be surrendered for exchange and (iv) notices to or upon the Company in respect of the Debt Securities of the series and this Indenture may be served;

          (7) the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which individual Debt Securities of the series shall be issuable;

          (9) if other than the Trustee, the identity of each Security Registrar and/or Paying Agent;

          (10) if other than the principal amount, the portion of the principal amount (or the method by which such portion will be determined) of Debt Securities of the series that will be payable upon declaration of acceleration of the Maturity thereof;

          (11) any index, formula or other method (including a method based on changes in the prices of particular securities, currencies, intangibles, goods, articles or commodities) used to determine the amount of payments of principal of and premium, if any, and any interest on the Debt Securities of the series;

          (12) whether provisions relating to defeasance and covenant defeasance will be applicable to such series of Debt Securities of the series;

          (13) any provisions granting special rights to Holders of Debt Securities of the series upon the occurrence of specified events;

          (14) any modifications, deletions or additions to the Defaults or covenants of the Corporation with respect to the Debt Securities of the series;

          (15) whether any Debt Securities of the series are issuable initially in temporary or permanent global form (with or without coupons) and, if so
     (i) whether (and the circumstances under which) beneficial owners of interests in permanent global Debt Securities may exchange their interests for Debt Securities of such series and of like tenor of any authorized form and denomination, and (ii) the identity of any initial depositary for such global Debt Securities;

          (16) the date as of which any temporary global Debt Security will be dated if other than the original issuance date of the first Debt Security of that series to be issued;

          (17) the Person to whom any interest on any Registered Debt Securities of the series will be payable, if other than the Registered Holder, and the extent to which and manner that any interest payable on a temporary global Debt Security will be paid if other than as specified in this Indenture;

          (18) the form and/or terms of certificates, documents or conditions, if any, for Debt Securities of the series to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Debt Security of such series); and

          (19) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or with the provisions of this Indenture).

          All Debt Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time and, unless otherwise provided, additional Debt Securities of such series may be issued, with identical terms to those previously issued except for the date of issuance thereof.

          If any of the terms of a series of Debt Securities are established in or pursuant to one or more Board Resolutions, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

          SECTION 302. Denominations. In the absence of any specification pursuant to Section 301 with respect to Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

          SECTION 303. Execution, Authentication, Delivery and Dating. (a) The Debt Securities of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

          Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

          (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series, executed by the Company, to the Trustee or the Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Debt Securities and the Trustee or the Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Debt Securities. The Trustee or the Authenticating Agent shall be entitled to receive, prior to the authentication and delivery of the first Debt Securities of such series, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved, an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Debt Securities have been complied with and as to the absence of any event that is, or after notice or lapse of time or both would become, a Default and an Opinion of Counsel stating that:

          (1) all instruments furnished by the Company to the Trustee or the Authenticating Agent in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

          (2) the forms and terms of such Debt Securities have been established in conformity with the provisions of this Indenture;

          (3) in the event that the forms or terms of such Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee or the Authenticating Agent, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object;

          (4) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company, and, assuming due authentication by the Trustee or the Authenticating Agent and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee or the Authenticating Agent shall not reasonably object; and

          (5) the amount of Debt Securities Outstanding of such series, together with the amount of such Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered.

          If all of the Debt Securities of a series are not to be originally issued at the same time, then the Opinion of Counsel, Officers' Certificate or other documents required to be delivered pursuant to this Section 303(b) need be delivered only once, prior to the authentication and delivery of the first Debt Security of such series; provided, however, that any subsequent request by the Company to the Trustee or the Authenticating Agent to authenticate Debt Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to this
Section 303(b) shall be true and correct as if made on such date.

          (c) If the Company shall establish pursuant to Section 301 that the Debt Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or the Authenticating Agent shall, upon receipt by the Trustee or the Authenticating Agent of the Company Order authorizing such authentication, authenticate and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction and (iv) shall bear a legend substantially to the following effect "Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

          (d) Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          (e) The Trustee or the Authenticating Agent shall not be required to authenticate any Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will adversely affect the Trustee's or the Authenticating Agent's own rights, duties or immunities under the Debt Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or the Authenticating Agent.

          (f) Each Debt Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 301 with respect to the Debt Securities of any series.

          (g) No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          SECTION 304. Temporary Debt Securities. Pending the preparation of definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities, may determine, as conclusively evidenced by their execution of such Debt Securities. Any such temporary Debt Security may be in global form, representing all or a portion of the Outstanding Debt Securities of such series. Every such temporary Debt Security shall be executed by the Company and shall be authenticated and delivered by the Trustee or the Authenticating Agent, as the case may be, upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Debt Security or Securities in lieu of which it is issued.

          If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder. Except as provided in
Section 305 in connection with a transfer, and upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series. Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

          SECTION 305. Registration, Transfer and Exchange. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Registered Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities and the address at which notice and demand to or upon the Company in respect of this Indenture and the Debt Securities may be served by the Holders of Debt Securities. HSBC Bank USA is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Company or the Trustee.

          Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount, bearing a number not contemporaneously Outstanding and containing identical terms and provisions.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Debt Securities represented thereby, a Global Security representing all or a portion of the Debt Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate principal amount containing identical terms and conditions, upon surrender of the Registered Securities to be exchanged at the office or agency of the Company maintained for such purpose.

          Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

          (b) If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for the Debt Securities of such series shall no longer be eligible under Section 303(d), the Company shall appoint a successor Depositary with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Debt Securities of such series, will authenticate and deliver, individual Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series in exchange for such Global Security or Securities.

          The Company may at any time and in its sole discretion determine that Debt Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Debt Securities of such series, will authenticate and deliver, individual Debt Securities of such series in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing Debt Securities of such series in exchange for such Global Security or Securities.

          If specified by the Company pursuant to Section 301 with respect to a series of Debt Securities, the Depositary for such series of Debt Securities may surrender a Global Security for such series of Debt Securities in exchange in whole or in part for individual Debt Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

          (i) to each Person specified by such Depositary a new individual Debt Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Debt Securities delivered to Holders thereof.

          In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Debt Securities in registered form and in authorized denominations.

          Upon the exchange of a Global Security for individual Debt Securities, such Global Security shall be canceled by the Trustee. Individual Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered.

          (c) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

          Every Registered Security presented or surrendered for transfer or exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge will be made for any transfer or exchange of Debt Securities except as provided in Section 304 or 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company or the Trustee, as applicable, shall not be required (i) to register, transfer or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under Section 1303 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

          SECTION 306. Mutilated, Destroyed, Lost and Stolen Debt Securities. If
(i) any mutilated Debt Security is surrendered to the Trustee at its Corporate Trust Office or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding.

          In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security in accordance with its terms.

          Upon the issuance of any new Debt Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Debt Security of any series, issued pursuant to this Section 306 shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

          SECTION 307. Payment of Interest; Interest Rights Preserved. (a) Interest on any Registered Security that is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. Payment of interest on Registered Securities shall be made at the Corporate Trust Office or at the corporate offices of the Company or the Bank in New York City (except as otherwise specified pursuant to Section 301) or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if provided pursuant to Section 301 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder, by wire transfer to an account designated by the Registered Holder.

          (b) Any interest on any Debt Security of any series that is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of having been such a Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          (c) Subject to the foregoing provisions of this Section 307, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Debt Security.

          SECTION 308. Cancellation. Unless otherwise specified pursuant to
Section 301 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly canceled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Debt Securities held by the Trustee shall be returned to the Company. The acquisition of any Debt Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities are surrendered to the Trustee for cancellation.

          SECTION 309. Computation of Interest. Except as otherwise specified pursuant to Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 310. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers, (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

          SECTION 311. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on, such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security.

          None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a global Debt Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Notwithstanding the foregoing, with respect to any global Debt Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such global Debt Security or impair, as between such Depositary and owners of beneficial interests in such global Debt Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such global Debt Security.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

          SECTION 401. Satisfaction and Discharge of Indenture. This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Order, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal of (and premium, if any) and interest on such Debt Securities) and the Trustee, upon receipt of a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

          (A) all Debt Securities of such series theretofore authenticated and delivered (other than (i) Debt Securities of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 306 and (ii) Debt Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1203) have been delivered to the Trustee for cancellation; or

          (B) all Debt Securities of such series not theretofore delivered to the Trustee for cancellation,

               (i) have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

             (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities that have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the moneys then on deposit with the Trustee to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1203 shall survive.

          SECTION 402. Application of Trust Money. Subject to Section 607 and the provisions of the last paragraph of Section 1203, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, or the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee, except that such money need not be segregated from other funds except to the extent required by applicable law.

          SECTION 403. Indemnity. The Company shall pay and indemnify the Trustee and the Holders of Debt Securities of any series as to which the Company's obligations under this Indenture have terminated against any tax, fee or other charge resulting from the deposit of cash in accordance with Section 401 and termination of the Company's obligations under this Indenture with respect to the Debt Securities of such series.

          SECTION 404. Subordination Provisions Inapplicable. Notwithstanding anything contained herein to the contrary, any money that shall have been deposited by the Company with the Trustee pursuant to Section 401 shall not be subject to the provisions of Article XV of this Indenture respecting subordination of the Debt Securities; provided, however, that said provisions respecting subordination shall continue to apply to such money, if any, that has been returned to the Company or its legal representative pursuant to an order or judgment of a court or governmental authority but only to the extent that all obligations of the Company under this Indenture and the Debt Securities shall be in full force and effect.

                                    ARTICLE V

                                    REMEDIES

          SECTION 501. Events of Default. "Event of Default" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is inapplicable to a particular series:

          (1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or (B) a decree or order under any applicable federal or state law appointing a receiver or similar official in respect of the Company or of substantially all its property, and the continuance in the case of any proceedings under clause (A) above of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (2) the commencement by the Company of a voluntary case under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee sequestrator or similar official of the Company or of substantially all its property.

          SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities or Indexed Securities, such portion of the principal amount of such Discount Securities or Indexed Securities as may be specified in the terms of such Discount Securities or Indexed Securities) of and all accrued but unpaid interest on all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and interest shall become immediately due and payable. Upon payment of such amounts, all obligations of the Company in respect of the payment of principal of and interest on the Debt Securities of such series shall terminate.

          At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article V provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue installments on all Debt Securities of such series,

          (B) the principal of (and premium, if any, on) any Debt Securities of such series that have become due and payable otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security at the rate or rates prescribed therefor in such Debt Securities, and

          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Defaults with respect to Debt Securities of such series have been remedied.

          No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Discount Securities.

          SECTION 503. Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee. "Default", wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) with respect to any series of Debt Securities under this Indenture:

          (1) an Event of Default has occurred with respect to such Debt Securities specified in Section 501;

          (2) the Company fails to pay the principal of (or premium, if any, on) any Debt Security of such series at the Maturity thereof and such failure is continued for seven days, whether or not such payment is prohibited by
     Article XV hereof; or

          (3) the Company fails to pay any installment of interest on any Debt Security of such series when such interest becomes due and payable and such failure is continued for 30 days, whether or not such payment is prohibited by Article XV hereof;

provided that in the case of a Default described in either clause (2) or (3) above, if the Company does not pay any installment of interest on the applicable Interest Payment Date or all or any part of any installment of principal at the Stated Maturity thereof, the obligation to make such payment and such Interest Payment Date or Stated Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the Deferred Interest Payment Date with respect to such payment of interest, and (ii) in the case of a payment of principal, the first Business Day after the date that falls six months after the original Stated Maturity with respect to such principal (which date shall be the "Deferred Stated Maturity"). Failure by the Company to make any such payment prior to such Deferred Interest Payment Date or Deferred Stated Maturity shall not constitute a default by the Company or otherwise allow any Holder to sue the Company for such payment or to take any other action. Any payment so deferred shall not be treated as due for any purpose (including, without limitation, for the purposes of ascertaining whether or not a Default has occurred) until the Deferred Interest Payment Date or Deferred Stated Maturity, as the case may be, when such payment shall be and become due and payable without any further act or deed on the part of the Trustee or any Holder, provided, however, that any payment so deferred shall accrue interest during the period of such deferral at the rate per annum specified for such series of Debt Securities.

          The Company covenants that, if a Default shall occur with respect to the Debt Securities of a particular series, it will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Debt Securities of such series, the entire amount then due and payable on such Debt Securities, for the principal (and premium, if any) and interest, if any, and interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate or rates prescribed therefor in such Debt Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities of such series, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities of such series wherever situated.

          If a Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Debt Securities allowed in such judicial proceeding, and

        (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

          Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. Trustee May Enforce Claims Without Possession of Debt Securities. All rights of action and claims under this Indenture or the Debt Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

          SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 507. Limitation on Suits. No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Default with respect to such series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 507, each and every Holder of Debt Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

          SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Subject only to the provisions of Article XV, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

          SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510. Rights and Remedies Cumulative. Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series; provided that:

          (1) such direction shall not be in conflict with any rule of law or with this Indenture;

          (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed might result in personal liability or would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

          (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          SECTION 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or

          (2) in respect of a covenant or provision hereof that under Article XI cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

          Upon any such waiver, such default shall cease to exist, and any Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

          SECTION 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

          SECTION 601. Certain Duties and Responsibilities. (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default or Default with respect to the Debt Securities of such series,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon an Officers' Certificate or Opinion of Counsel or any other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any Officers' Certificate or Opinion of Counsel or any other such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case a Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it, with respect to Debt Securities of any series, in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debt Securities of any such series; and

          (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 601.

          SECTION 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series, the Trustee shall by the pertinent methods provided in Section 105 give notice to all Holders of Debt Securities of such series of each default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; provided further that in the case of any default of the character specified in Section 501(1)(A) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof and provided further that the Trustee shall not be deemed to have knowledge of a Default unless either (A) a Responsible Officer of the Trustee assigned to the Trustee's Corporate Trust Administration Department shall have actual knowledge of such Default or (B) the Trustee shall have received written notice thereof from the Company or from any Holder. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, a Default with respect to Debt Securities of such series.

          SECTION 603. Certain Rights of Trustee. Except as otherwise provided in Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture.

          SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities. The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Debt Securities of any series or to any prospectus relating to the series of Debt Securities. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

          SECTION 605. May Hold Debt Securities. The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and, subject to Sections 310(a)(5), 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 606. Money Held in Trust. Money held by the Trustee or any Paying Agent (except the Company) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 607. Compensation and Reimbursement. The Company agrees

          (1) to pay to the Trustee from time to time such compensation in Dollars for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 501(1) and 501(2), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar laws.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debt Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities.

          The obligations of the Company under this Section 607 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.

          SECTION 608. Disqualification, Conflicting Interests. (a) The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

          (b) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series or to change any of the definitions in connection therewith, this Section 608 shall be automatically amended to incorporate such changes.

          SECTION 609. Corporate Trustee Required, Eligibility. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office or an agency in New York, New York; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 609 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with Section 310(a)(5) of the Trust Indenture Act. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 610. Resignation and Removal, Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

          (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 608(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

          (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

          (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 105 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

          SECTION 611. Acceptance of Appointment by Successor. (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 607.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

          SECTION 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          SECTION 614. Appointment of Authenticating Agent. As long as any Debt Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Debt Securities of such series issued upon exchange, registration of transfer, partial redemption or pursuant to Section 306. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 609 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

          Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business or corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

          Upon receiving such a notice of resignation, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614 with respect to one or more of all series of Debt Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation including reimbursement of its reasonable expenses for its services. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee with respect to Registered Securities of each series for which it acts as Trustee:

          (a) semiannually, not later than 15 days after the Regular Record Date for interest for each series of Debt Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of the Regular Record Date, respectively; and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

          SECTION 702. Preservation of Information; Communication to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701, received by it in the capacity of Paying Agent or Security Registrar (if so acting) hereunder, and filed with it within the two preceding years pursuant to
Section 704(2).

          The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 704(2).

          (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election either:

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

         (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Debt Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

          SECTION 703. Reports by Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Debt Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 704. Reports by Company. The Company will:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be required from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) transmit to all Holders of Debt Securities, in the manner and to the extent provided in Section 703, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 704 as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

                             CONCERNING THE HOLDERS

          SECTION 801. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          SECTION 802. Proof of Ownership; Proof of Execution of Instruments by Holders. The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

          Subject to the provisions of Sections 601, 603 and 905, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgment of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

          The record of any Holders' meeting shall be proved in the manner provided in Section 906.

          The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

          If the Company shall solicit from the Holders of Debt Securities of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to take such Act, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed.

          Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future Holder of the same Debt Security and any Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or any agent of the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

          SECTION 803. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 801, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 802, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security and of any Debt Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities.

                                   ARTICLE IX

                                HOLDERS' MEETINGS

          SECTION 901. Purposes of Meetings. A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

          (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article V;

          (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article VI;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 1102; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 902. Call of Meetings by Trustee. The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 901, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in
Section 105. Such notice shall be given not less than 20 days or more than 90 days prior to the date fixed for the meeting.

          SECTION 903. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 901, by giving notice thereof as provided in Section 902.

          SECTION 904. Qualifications for Voting. To be entitled to vote at any meeting of Holders of any series a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

          SECTION 905. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of Debt Securities of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 903, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

          Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to vote in such manner so that whether the specified percentage required for any Act has been voted may be calculated by the inspectors; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 902 or 903 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

          SECTION 906. Voting. The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 902. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 907. No Delay of Rights by Meeting. Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of the Indenture or of the Debt Securities of any series.

                                    ARTICLE X

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 1001. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

          (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any political subdivision thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Default, and no event that, after notice or lapse of time, or both, would become a Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease, and the assumption by any successor entity, and such supplemental indenture comply with this Article X and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 1002. Successor Corporation Substituted. Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1001, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.

          SECTION 1003. Opinion of Counsel. The Trustee shall be entitled to receive and, subject to Sections 601 and 603, shall be protected in relying upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article X.

                                   ARTICLE XI

                             SUPPLEMENTAL INDENTURES

          SECTION 1101. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

          (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities (and, if such covenants are to be for the benefit of less than all such series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

          (3) to add any additional Defaults or Events of Default (and, if such Defaults or Events of Default are to be applicable to less than all series of Debt Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

          (4) to change or eliminate any restrictions on the payment of principal of (or premium, if any, on) Registered Securities, provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of any series in any material respect, or to permit or facilitate the issuance of Debt Securities of any series in uncertificated form; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debt Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

          (6) to establish the form or terms of Debt Securities of any series as permitted by Sections 201 and 301; or

          (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

          (8) to evidence any changes to Section 608 or 609 permitted by the terms thereof; or

          (9) to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interests of the Holders of the Debt Securities of any series in any material respect; or

          (10) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities of any series created prior to the execution of such supplemental indenture in any material respect.

          SECTION 1102. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Debt Security, or reduce the principal amount thereof or the rate or amount of interest thereon or any premium payable upon redemption thereof, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of any Holder of any Debt Security, or change any Place of Payment where, or the currency in which, any Debt Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be); or

          (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

          (3) modify any of the provisions of this Section 1102, Section 513 or
     Section 1205, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 1102 and Section 1205, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 1101(7).

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities, or that modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

          SECTION 1103. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

          SECTION 1104. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 1105. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article XI shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 1106. Reference in Debt Securities to Supplemental Indentures. Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

          SECTION 1107. Subordination Unimpaired. No supplemental indenture entered into under this Article XI shall modify, directly or indirectly, the provisions of Article XV or the definition of Senior Indebtedness in Section 101 in any manner that might alter or impair the subordination of the Debt Securities with respect to Senior Indebtedness then outstanding unless each holder of such Senior Indebtedness has consented thereto in writing.

          SECTION 1108. Notice of Supplemental Indenture. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 1102, the Company shall transmit to the Holders of Debt Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.

                                   ARTICLE XII

                                    COVENANTS

          SECTION 1201. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Debt Securities, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities and this Indenture.

          SECTION 1202. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Debt Securities, an office or agency where Debt Securities of such series may be presented or surrendered for payment, where Debt Securities of such series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

          SECTION 1203. Money for Debt Securities; Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of any failure to act.

          Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities it will, prior to each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1203, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal of (and premium, if any) or interest on the Debt Securities of such series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 105, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1204. Officers' Certificate as to Default. The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge. Such compliance shall be determined without regard to periods of grace or notice requirements.

          SECTION 1205. Waiver of Certain Covenants. The Company may omit in any particular instance to comply, if so provided pursuant to Section 301, with any covenant specified pursuant to Section 301 with respect to the Debt Securities of any series if, before the time for such compliance, the Holders of at least 66 2/3% in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.

                                  ARTICLE XIII

                          REDEMPTION OF DEBT SECURITIES

          SECTION 1301. Applicability of Article. Debt Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of any series) in accordance with this Article XIII.

          SECTION 1302. Election to Redeem; Notice to Trustee. Redemption of amounts owed under the Debt Securities is subject to the prior written approval of the Federal Reserve Board and the Financial Services Authority. The election of the Company to redeem any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to Section 1303, the Company shall, at least 60 days prior to the giving of notice of redemption in
Section 1304 by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In case of any redemption at the election of the Company of all of the Debt Securities of any series, the Company shall, at least 45 days prior to the giving of notice of redemption in Section 1304 fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

          SECTION 1303. Selection by Trustee of Debt Securities To Be Redeemed. If less than all the Debt Securities of any series are to be redeemed at the option of the Company, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

          The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security that has been or is to be redeemed.

          SECTION 1304. Notice of Redemption. Notice of redemption shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date, to the Holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article XIII, in the manner provided in Section 105. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

          All notices of redemption shall identify the Debt Securities to be redeemed (including CUSIP numbers) and shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

          (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

          (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date, (6) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price,

          (7) if any Debt Security of any series is to be redeemed in part, that on and after the Redemption Date, upon surrender of such Debt Security, a new Debt Security or Debt Securities of such series in principal amount equal to the unredeemed portion thereof will be issued or, in the case of Debt Securities providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

          SECTION 1305. Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust), in immediately available funds, an amount of money in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Debt Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Debt Securities or portions thereof which are to be redeemed on that date.

          SECTION 1306. Debt Securities Payable on Redemption Date. (a) Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest that have a Stated Maturity on or prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 307.

          (b) If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

          SECTION 1307. Debt Securities Redeemed in Part. Any Debt Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to
Section 301 with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

                                   ARTICLE XIV

                                   DEFEASANCE

          SECTION 1401. Applicability of Article. If, pursuant to Section 301, provision is made for the defeasance of Debt Securities of a series and if the Debt Securities of such series are Registered Securities, then the provisions of this Article XIV shall be applicable except as otherwise specified pursuant to
Section 301 for Debt Securities of such series.

          SECTION 1402. Defeasance Upon Deposit of Moneys or U.S. Government Obligations. Defeasance of amounts owed under the Debt Securities is subject to the prior written approval of the Federal Reserve Board and the Financial Services Authority. Subject to the preceding sentence, at the Company's option, the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied:

          (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) that through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one Business Day before the due date of any payment, money in an amount or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal of and (premium, if any) and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

          (2) if the Debt Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

          (3) no Default or event (including such deposit) that, with notice or lapse of time, or both, would become a Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section and will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised and accompanied by a ruling to that effect received from or published by the Internal Revenue Service; and

          (5) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under this Section 1402 have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (1) above and the related exercise of the Company's option under this Section 1402, registration is not required under the Investment Company Act of 1940, as amended, by the Company with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

          Notwithstanding any other provisions of this Section 1402, such defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations, which may be imposed on the Company in connection therewith pursuant to Section 301.

          "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 304, 305, 306, 1203 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

          "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

          SECTION 1403. Deposited Moneys and U.S. Government Obligations to be Held in Trust. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 1402 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1403 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Debt Securities.

          SECTION 1404. Repayment to Company. The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time which, in the opinion of a nationally recognized firm of independent public accountants as set forth in a written certification thereof delivered to the Trustee, are in excess of the amount which would then be required to be deposited to effect a defeasance in accordance with this Article XIV.

          The provisions of the last paragraph of Section 1203 shall apply to any money held by the Trustee or any Paying Agent under this Article XIV that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1402.

          SECTION 1405. Subordination Provisions Inapplicable. Notwithstanding anything contained herein by the contrary, any money that shall have been deposited by the Company with the Trustee pursuant to this Article XIV shall not be subject to the provisions of Article XV of this Indenture respecting subordination of the Debt Securities.

                                   ARTICLE XV

                        SUBORDINATION OF DEBT SECURITIES

          SECTION 1501. Agreement to Subordinate. The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Debt Security likewise covenants and agrees by his or her acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any) and interest on each and all of the Debt Securities shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness.

          In the event of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness shall be entitled to be paid in full before any payment, whether in cash, property or otherwise, shall be made on any account of the principal of (or premium, if any) or interest on any of the Debt Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders, together with the holders of Indebtedness Ranking on a Parity with the Debt Securities, shall be entitled ratably to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest, if any, on the Debt Securities before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any Indebtedness Ranking Junior to the Debt Securities or any capital stock. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), including any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Debt Securities, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full, such payment or distribution shall be held (in trust if received by such Holders) for the benefit of and shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Debt Securities of any series on account of the unpaid principal of (or premium, if any) or interest, if any, on the Debt Securities for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

          The Holders of Debt Securities and the Trustee, in respect of any claims of such Holders to payment of any principal, premium or interest in respect of any Debt Securities, by their acceptance thereof will be deemed to have waived any right of set-off or counterclaim that such Holders or (subject to Section 607) the Trustee, respectively, in such respect, might otherwise have.

          The securing of any Indebtedness Ranking on a Parity with the Debt Securities or Indebtedness Ranking Junior to the Debt Securities shall not be deemed to prevent such Indebtedness from constituting Indebtedness Ranking on a Parity with the Debt Securities or Indebtedness Ranking Junior to the Debt Securities, respectively.

          The Company shall give prompt written notice to the Trustee of any insolvency, bankruptcy, receivership, conservatorship, reorganization, readjustment of debt, marshaling of assets and liabilities or similar proceedings or any liquidation, dissolution or winding-up or relating to the Company as a whole, whether voluntary or involuntary, or of any default with respect to any Senior Indebtedness that would prevent the Trustee from making any payment in respect of the Debt Securities under this Section. The Trustee, subject to the provisions of Section 601, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Corporate Trust Office has received at the Corporate Trust Office of the Trustee from the Company or any one or more holders of Senior Indebtedness or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article XV, the Trustee and Holders shall be entitled to rely conclusively upon a certificate of the liquidating trustee or agent, or any order or decree entered by a court of competent jurisdiction, or other Person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of
Article VI, and the Holders of the Debt Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent to this Article XV. In the absence of any such liquidating trustee, agent or other Person, the Trustee, subject to Section 601, shall be entitled to rely conclusively upon a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in its discretion, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness, to participate in any payment or distribution pursuant to this Section 1501, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section 1501, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          SECTION 1502. Obligation of the Company Unconditional and Payment Permitted if no Default. Subject to the provisions of this Article XV and the terms of the Debt Securities, nothing contained in this Article XV or elsewhere in this Indenture is intended to or shall impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to such Holders the principal of (and premium, if any) and interest on the Debt Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Debt Securities, or is intended to or shall affect the relative rights of such Holders and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debt Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          SECTION 1503. Limitations on Duties to Holders of Senior Indebtedness. In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal of, or premium (if any) or interest, if any, on the Debt Securities, or in respect of any redemption, exchange, retirement, purchase or other acquisition of any of the Debt Securities, shall be made by the Company.

          SECTION 1504. Notice to Trustee of Facts Prohibiting Payments. Notwithstanding any of the provisions of this Article XV or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment of funds to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the Corporate Trust Office written notice thereof from the Company or from one or more holders of Senior Indebtedness or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if prior to the fifth Business Day preceding the date upon which by the terms hereof any such funds may become payable, or if prior to the third Business Day preceding the date of the execution of instruments pursuant to
Section 401 acknowledging satisfaction and discharge of this Indenture, the Trustee shall not have received with respect to such funds the notice provided for in this Section 1504, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article XV of the Persons receiving such moneys from the Trustee.

          SECTION 1505. Application by Trustee of Moneys Deposited With It. Anything in this Indenture to the contrary notwithstanding, any deposit of a sum by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of (and premium, if any) or interest on any Debt Securities shall, except as provided in Section 1504, is subject to the provisions of Section 1501.

          SECTION 1506. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Debt Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the Debt Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the Holders of the Debt Securities or the Trustee would be entitled except for the provisions of this Article XV or of payments over, pursuant to the provisions of this
Article XV, to the holders of such Senior Indebtedness by the Holders of such Debt Securities or the Trustee shall, as among the Company, its creditors other than the holders of such Senior Indebtedness, and the Holders of such Debt Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of such Debt Securities, on one hand, and the holders of the Senior Indebtedness, on the other hand.

          SECTION 1507. Subordination Rights Not Impaired by Acts or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders under this
Article XV.

          SECTION 1508. Authorization of Trustee to Effectuate Subordination of Debt Securities. Each Holder of a Debt Security, by his or her acceptance thereof, authorizes and expressly directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders and the holders of Senior Indebtedness, the subordination provided in this Article XV. If, in the event of any proceeding or other action relating to the Company referred to in the second paragraph of Section 1501, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders.

          SECTION 1509. Right of Trustee to Hold Senior Indebtedness. The Trustee shall be entitled to all of the rights set forth in this Article XV in respect of any Senior Indebtedness at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

          SECTION 1510. Article XV Not to Prevent Defaults (Including Events of Default). The failure to make a payment pursuant to the terms of the Debt Securities by reason of any provision in this Article XV shall not be construed as preventing the occurrence of a Default (including an Event of Default, if any).

          SECTION 1511. Article Applicable to Paying Agents. The term "Trustee" as used in this Article XV shall (unless the context shall otherwise require) be construed as extending to and including each Paying Agent appointed by the Company and acting hereunder within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article XV in addition to or in place of the Trustee; provided, however, that Sections 1504 and 1509 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

                                    * * * * *

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


SEAL                                    HSBC USA INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

Attest:
      -------------------------
Name:
Title:


                                           WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION, as Trustee,

                                           By:
                                                -----------------------------
                                           Name:
                                           Title:

STATE OF NEW YORK,  )
COUNTY OF Erie) ss.:

          On the [ ]th day of [ ], before me personally came Robert M. Butcher and Philip S. Toohey, to me known, who, being by me duly sworn, did depose and say that they are, respectively, Senior Executive Vice President and Chief Financial Officer and Senior Executive Vice President and Secretary of HSBC USA Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

                                                             Notary Public

SEAL

                                                        EXHIBIT A

          UNLESS OR UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

          UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE NOTES ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK OR NONBANK SUBSIDIARY OF THE CORPORATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

                                      $[ ]

                                  HSBC USA INC.

                         [ ]% SUBORDINATED NOTES DUE [ ]

                                 GLOBAL SECURITY

CUSIP NO.: [ ]                                                  PRINCIPAL AMOUNT
                                                                     REPRESENTED

No. 1                                                             $[ ]

          HSBC USA INC., a corporation duly organized and existing under the laws of the State of Maryland (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & Co., as the nominee of The Depository Trust Company (the "Depositary"), or registered assigns, the principal sum of [ ] ($[ ]) on [ ] ("Maturity"), and to pay interest thereon semiannually in arrears on each [ ] and [ ] (each, an "Interest Payment Date"), beginning [ ], and at maturity, from [ ], or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of [ ]% per annum, until the principal hereof is paid or made available for payment.

          This security is one of the global certificates issued on the date hereof, which, in the aggregate, represent 100% of the principal face amount of the Company's [ ]% Subordinated Notes due [ ] ( the "Notes"), and is one of the duly authorized issues of securities of the Company (the "Debt Securities"), issued or to be issued in one or more series under an indenture, dated as of [ ], between the Company and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which indenture (the "Indenture") reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each of the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited to [ ] in aggregate principal amount.

          The interest payable hereunder, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name this Debt Security, or one or more Predecessor Securities, is registered at the close of business on the fifteenth day prior to each Interest Payment Date (each a "Regular Record Date"). "Business Day" when used with respect to any Place of Payment specified pursuant to Section 301 of the Indenture means any day that is not a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment are authorized or obligated by law or executive order to close. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date by virtue of such Person having been such Holder, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee in the manner provided for in Section 307 of the Indenture or be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Payment of the principal of and interest on this Note will be made by the Company to the Paying Agent, and if such payments are made by the Company, the Paying Agent in turn will make such payments to the Depositary.

          Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

          The Notes are not subject to redemption prior to maturity.

          [The Notes are not subject to any sinking fund.]

          Defeasance of the Company's obligations with respect to the Notes is subject to the prior written approval of the Federal Reserve Board and the Financial Services Authority of the United Kingdom.

          The indebtedness of the Company evidenced by the Notes, including the principal thereof and interest thereon, is to the extent and in the manner set forth in the Indenture, subordinate and junior in right of payment to the Company's obligations to holders of Senior Indebtedness of the Company, and each Holder of the Notes, by the acceptance thereof, agrees to and shall be bound by such provisions of the Indenture. The indebtedness of the Company evidenced by the Notes ranks equally in right of payment with Indebtedness Ranking on a Parity with the Debt Securities.

          If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. There is no right of acceleration of the payment of principal of the Notes upon a default in the payment of interest on the Notes or in the performance of any covenant of the Company in the Indenture or in the Notes.

          If the Company does not pay any installment of interest on the Notes on the applicable Interest Payment Date or all or any part of any installment of the principal thereof at Stated Maturity thereof, the obligation to make such payment and such Interest Payment Date or Stated Maturity, as the case may be, shall be deferred until (i) in the case of a payment of interest, the Deferred Interest Payment Date with respect to such payment of interest, and (ii) in the case of a payment of principal, the Deferred Stated Maturity. Any payment so deferred shall not be treated as due for any purpose (including, without limitation, for the purposes of ascertaining whether or not a Default has occurred) until the Deferred Interest Payment Date or Deferred Stated Maturity, as the case may be, when such payment shall become due and payable without any further act or deed on the part of the Trustee or any Holder, provided, however, that any payment so deferred shall accrue interest during the period of such deferral at the rate per annum set forth in the first paragraph hereof.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture by the Company and the Trustee with the consent of the Holders of not less than 66 2/3 % in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive, with respect to the Debt Securities of such series, compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon registration of transfer hereof or in exchange for or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          Holders of the Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          The Debt Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof.

          As provided in the Indenture, and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of any authorized denominations and of like tenor, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other expenses provided for in the Indenture in connection with the issuance of any new Note in the event of the destruction, mutilation, loss, or theft of any Note.

          Prior to the due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

          All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                HSBC USA INC.

                                                by

                                                ------------------------
                                                Name:
                                                Title:

Corporate Seal
Attest:

by


Name:
Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Debt Securities of the series designated therein issued under the within-mentioned Indenture.

                                                WELLS FARGO BANK
                                                MINNESOTA, NATIONAL ASSOCIATION,
                                                as Trustee

                                                by


                                                --------------------
                                                Authorized Signatory